AMENDMENT NO. 2
                               TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is entered into as of the Effective Date (as defined below) by and among:

         (1) NU SKIN ENTERPRISES, INC., a Delaware corporation formerly named Nu Skin Asia Pacific, Inc. ("NSE");

         (2) NU SKIN JAPAN CO., LTD., a Japanese corporation ("NSJ");

         (3) The financial institutions listed in Schedule I to the Credit Agreement described below (such financial institutions referred to herein collectively as "Lenders"); and

         (4) ABN  AMRO  BANK  N.V.,  as agent  for  Lenders  (in such  capacity,
"Agent").

                                    RECITALS

         A. Certain credit facilities are being provided to NSE and NSJ (collectively, "Borrowers") upon the terms and subject to the conditions of a Credit Agreement, dated as of May 8, 1998, as amended by Amendment No. 1, effective as of June 30, 1998, by and among Borrowers, Lenders and Agent (the "Credit Agreement", the terms defined therein being used herein as therein defined).

         B. Borrowers have requested that the amount of the principal payments due on March 31, 1999, with respect to the U.S. Borrowing and the Japanese Borrowing be reduced by the amount of the principal prepayments made on June 30, 1998, with respect to the U.S. Borrowing and the Japanese Borrowing.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1.       Amendments to Section II. Credit Facilities.

                  (a) Subparagraph 2.01(f) and clause (iv)(B) of Subparagraph 2.03(d) of the Credit Agreement are each hereby amended to substitute "$554,700" in place of "27.77778% of the original principal amount of the U.S. Borrowing" where such phrase appears opposite the date March 31, 1999.

                  (b) Subparagraph 2.02(e) and clause (iv)(C) of Subparagraph 2.03(d) of the Credit Agreement are each hereby amended to substitute "(Y)1,580,000,000" in place of "27.77778% of the original principal amount of the Japanese Borrowing" where such phrase appears opposite the date March 31, 1999.

         2. Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all parties hereto shall be deemed to constitute a complete, executed original for all purposes.

         3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") when Agent has received counterparts of this Amendment executed by both Borrowers, all Lenders and Agent.

         4. Reference to and Effect on Credit Documents. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereof," "herein," and "hereunder" and words of similar import, and each reference in the other Credit Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date.

BORROWERS:                NU SKIN ENTERPRISES, INC.


                                   By: /s/ Brian R. Lords
                                         Name:  Brian R. Lords
                                         Title: Treasurer
                                         Date:  February 8, 1999


                          NU SKIN JAPAN CO., LTD.


                                   By: /s/ Corey B. Lindley
                                         Name:  Corey B. Lindley
                                         Title: Auditor
                                         Date:  February 8, 1999


AGENT:                    ABN AMRO BANK N.V.


                                   By: /s/ Tamira Trefers-Herrera
                                         Name:  Tamira Treffers-Herrera
                                         Title: Vice President and Director


                                   By: /s/ Robert Protass
                                         Name:  Robert Protass
                                         Title: Assistant Vice President

                                   Date:


LENDERS:                  ABN AMRO BANK N.V.


                                   By: /s/ Tamira Trefers-Herrera
                                         Name:  Tamira Treffers-Herrera
                                         Title: Vice President and Director


                                   By: /s/ Robert Protass
                                         Name:  Robert Protass
                                         Title: Assistant Vice President

                                   Date:

                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION



                                   By: /s/ Therese Fontaine
                                         Name:  Therest Fontaine
                                         Title: Vice President
                                         Date:


                          BANK ONE, UTAH, NATIONAL ASSOCIATION


                                   By: /s/ Stephen A. Cazier
                                         Name:  Stephen A. Cazier
                                         Title: Vice President
                                         Date:  February 22, 1999


                          BANQUE NATIONALE DE PARIS


                                   By: /s/ Debra Wright
                                         Name:  Debra Wright
                                         Title: Vice President


                                   By: /s/ Katherine Wolfe
                                         Name:  Katherine Wolfe
                                         Title: Vice President

                                   Date:

                          KEYBANK NATIONAL ASSOCIATION


                                   By: /s/ Mary K. Young
                                         Name:  Mary K. Young
                                         Title: Assistant Vice President


                                   By:
                                         Name:
                                         Title:

                                   Date:


                          NATIONSBANK, N.A.


                                   By: /s/ Therese Fontaine
                                         Name:  Therese Fontaine
                                         Title: Vice President
                                         Date:


                          UNION BANK OF CALIFORNIA, N.A.


                                   By: /s/ Wanda Headrick
                                         Name:  Wanda Headrick
                                         Title: Vice President
                                         Date:  February 19, 1999


                          U.S. BANK, NATIONAL ASSOCIATION


                                   By: /s/ Thomas A. Eshom
                                         Name:  Thomas A. Eshom
                                         Title: Vice President
                                         Date:  February 17, 1999


                          ZIONS FIRST NATIONAL BANK


                                   By: /s/ Richard W. Thomsen
                                         Name:  Richard W. Thomsen
                                         Title: Vice President
                                         Date:  February 9, 1999